UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2014

Dana Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537

(Address of principal executive offices) (Zip Code)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2014, Dana Holding Corporation (“Dana”) completed the mandatory conversion of its 4.0% Series B Convertible Preferred Stock (the “Series B Preferred Stock”). Dana also previously completed the redemption of its 4.0% Series A Convertible Preferred Stock (“Series A Preferred Stock” and, together with the Series B Preferred Stock, the “Preferred Stock”). As a result of the mandatory conversion and redemption, there are no longer any issued and outstanding shares of the Preferred Stock. On October 29, 2014, Dana filed a Certificate of Elimination of the Series A Preferred Stock and Series B Preferred Stock (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware to eliminate the Preferred Stock.

The Certificate of Elimination, effective upon filing, had the effect of eliminating from Dana’s Restated Certificate of Incorporation all provisions relating to the terms of the Preferred Stock, which were initially set forth in the Restated Certificate of Incorporation filed January 25, 2008.

On October 29, 2014, Dana also filed a Second Restated Certificate of Incorporation (the “Second Restated Certificate of Incorporation”) to reflect all prior amendments through and including the filing of the Certificate of Elimination.

On October 29, 2014, Dana’s Board of Directors also approved amendments to Dana’s bylaws (the “Amended Bylaws”) that eliminated all provisions relating to the Preferred Stock.

The foregoing is a summary of the Certificate of Elimination and Amended Bylaws. The summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Elimination, Second Restated Certificate of Incorporation and Amended Bylaws, copies of which are attached as Exhibits 3.1, 3.2 and 3.3, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report.

Exhibit No.	Description

3.1	Certificate of Elimination of the 4.0% Series A Convertible Preferred Stock and the 4.0% Series B Convertible Preferred Stock, dated October 29, 2014.

3.2	Second Restated Certificate of Incorporation of Dana Holding Corporation, dated October 29, 2014.

3.3	Amended and Restated Bylaws of Dana Holding Corporation, dated October 29, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA HOLDING CORPORATION

Date: October 31, 2014	By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Elimination of the 4.0% Series A Convertible Preferred Stock and the 4.0% Series B Convertible Preferred Stock, dated October 29, 2014.

3.2	Second Restated Certificate of Incorporation of Dana Holding Corporation, dated October 29, 2014.

3.3	Amended and Restated Bylaws of Dana Holding Corporation, dated October 29, 2014.